                                                                    EXHIBIT 99.1

                                   [CPI LOGO]

                              FOR IMMEDIATE RELEASE

       CPI AEROSTRUCTURES ANNOUNCES POTENTIAL LARGEST CONTRACT IN ITS HISTORY;
               SEVEN-YEAR C-5 AWARD VALUED AT UP TO $215 MILLION

EDGEWOOD, NY - MAY 5, 2004 -- CPI Aerostructures, Inc. ("CPI") (AMEX: CVU) today announced that the United States Air Force has awarded the Company a C-5 TOP
(Wing Tips, Others and Panels) contract, potentially valued at $215 million over a seven-year period. This proposal was "set aside" for small businesses, under which CPI qualifies. The immediate order amount is for $5.2 million, and includes the delivery of wing tips, spoilers and panel assemblies.

Edward J. Fred, CPI's President & CEO stated, "This is a seven-year program to provide the U.S. Air Force with parts for the C-5 aircraft on a 'requirements'
basis. A requirements contract is slightly different than a regular award in that we do not receive one year 'releases,' such as we do with the T-38 program.
Under the terms of this award, the U.S. Government may order parts at any time, and so the value of the award for a given year will grow as new requirements arise. It is a very exciting contract award for us, both because of its sheer magnitude, and because it validates CPI's ability as a prime manufacturer of subassemblies for the aerostructures world."

Mr. Fred continued, "Today's award gives us greater confidence in our ability to effectively compete on the next major bid, by allowing us to draw upon both our track record of delivery and performance on the T-38 contract and the validation of CPI evidenced by this new C-5 contract."

"This contract, along with the T-38 contract, should provide a steady long-term revenue stream that CPI has previously been unaccustomed to. We now can anticipate six to seven years of sustained revenue from just two contracts, which bodes well for the Company's long-term success and continued strength,"
concluded Mr. Fred.

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CPI Aerostructures, Inc. News Release                                     Page 2
May 5, 2004

CONFERENCE CALL
CPI's President and CEO, Edward Fred, will host a conference call today, May 5,
2004 at 11:00am ET to discuss this contract, first quarter 2004 financial results and other recent corporate developments. After opening remarks, there will be a question and answer period. Interested parties may participate in the call by dialing 973-317-5319. Please call in 10 minutes before the scheduled time and ask for the CPI Aerostructures call. The conference call will also be broadcast live over the Internet. To listen to the live call, please go to
www.cpiaero.com and click on the "Investor Relations" section, then click on
"Events". Please access the website 15 minutes prior to the call to download and install any necessary audio software. The conference call will be archived and can be accessed for approximately 90 days.

FOUNDED IN 1980, CPI AEROSTRUCTURES IS ENGAGED IN THE CONTRACT PRODUCTION OF
STRUCTURAL AIRCRAFT PARTS PRINCIPALLY FOR THE U.S. AIR FORCE AND OTHER BRANCHES
OF THE ARMED FORCES. IN CONJUNCTION WITH ITS ASSEMBLY OPERATIONS, CPI PROVIDES
ENGINEERING, TECHNICAL AND PROGRAM MANAGEMENT SERVICES. AMONG THE KEY PROGRAMS
THAT CPI SUPPLIES ARE THE C-5A GALAXY CARGO JET, THE T-38 TALON JET TRAINER, THE
A-10 THUNDERBOLT ATTACK JET AND THE E-3 SENTRY AWACS JET.

THE ABOVE STATEMENTS INCLUDE FORWARD LOOKING STATEMENTS THAT INVOLVE RISKS AND
UNCERTAINTIES, WHICH ARE DESCRIBED FROM TIME TO TIME IN CPI'S SEC REPORTS,
INCLUDING CPI'S FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003.

CONTACT:
Ed Fred                                          Investor Relations Counsel:
President & Chief Executive Officer              The Equity Group Inc.
CPI Aerostructures, Inc.                         Sarah Torres  (212) 836-9611
(631) 586-5200                                   Linda Latman (212) 836-9609
www.cpiaero.com                                  www.theequitygroup.com